                                    EXHIBIT 10.1

                                     FORM OF
                 CONFIDENTIAL DISCLOSURE AND LICENSING AGREEMENT

         This Agreement is between and among Coinless Systems, Inc. (CSI) with a place of business located at 3720 West Oquendo Road, Suite 101, Las Vegas, NV 89118 and located at

                                   (COMPANY).

         WHEREAS, CSI is the holder of certain technology relating to the printing and scanning of bar-coded tickets used in gaming including U.S. Patents No. 6,012,832, and No. 6,340,331 (hereafter referred to as `832' and `331'), which are the subject of this Agreement; and

         WHEREAS, CSI is willing to provide to COMPANY the rights to use CSI proprietary technology on a non-exclusive basis and under the terms and conditions of this Agreement, for the sole purpose of allowing COMPANY to implement (Scan After Print) technology in their gaming machines.

         NOW THEREFORE, in consideration of the above receipt of the CSI Proprietary Materials, COMPANY agrees to receive the information and materials under the following promises and conditions.

1.       LICENSE GRANT AND RESTRICTION:
--       ------------------------------

         CSI grants COMPANY a FREE NON-EXCLUSIVE LICENSE to use devises within the scope of the `832' and `331' patents for the limited purpose of making, using, offering to sell, and selling COMPANY gaming machines incorporating devises within the scope of the `832' and `331' patents so long as such devises are acquired from CSI or a licensed manufacturer or CSI licensed supplier. "COMPANY gaming machines" shall not be limited to gaming machines manufactured by COMPANY itself, but may also include gaming machines manufactured for COMPANY by a third party for subsequent making, using, offering for sale, and sale by COMPANY.

2.       TERMS AND TERMINATION:
--       ----------------------

         This Agreement shall continue for a period of ten (10) years from the date of execution, (January 1, 2002), and automatically renew for additional one
(1) year periods unless terminated by one of the parties in writing at least thirty (30) days prior to the anniversary date.

3.       NON-TRANSFERABILITY:
--       --------------------

         The license granted to COMPANY is non-transferable. COMPANY shall have no right to sublicense third parties to make use or sell products including the CSI Proprietary Materials.

4.       THIRD PARTY MANUFACTURER LICENSING:
--       -----------------------------------

         COMPANY agrees to have desired third party manufacturers contact CSI directly to execute a confidentiality agreement under which CSI shall disclose the Proprietary Materials to such third parties as necessary. COMPANY shall have no right to sublicense third parties to make, use or sell products including the CSI Proprietary Materials.

5.     STANDARD OF CARE:
--     -----------------

       COMPANY agrees to provide the standard of care that COMPANY uses to protect its own proprietary materials in the protection of the CSI Proprietary Materials, and not disclose to any third party the CSI Proprietary Materials.

6.     RELATIONSHIP BETWEEN PARTIES:
--     -----------------------------

       The relationship between CSI and COMPANY established by this Agreement shall not be construed to make either party the agent, partner, or legal representative of the other, nor shall this Agreement be deemed to establish a joint venture or partnership.

7.     GOVERNING LAW:
--     --------------

       The covenants under this Agreement are subject to applicable laws and treaties. This Agreement shall be construed according to the laws of the State of Nevada without reference to any conflict of law rules.

8.     LIMITATION ON RIGHTS GRANTED
--     ----------------------------

       No rights, including, but not limited to rights under any patent, trademark, copyright, or trade secret owned by CSI or owned by COMPANY are hereby granted, other than those rights specifically provided for hereunder.

9.     CONFIDENTIAL INFORMATION:
--     -------------------------

       COMPANY and CSI agree that all materials, including written documentations, oral discussions, and any other form of communication providing COMPANY with information relating to the CSI Proprietary Materials are proprietary to CSI. As such, COMPANY and CSI agree that the CSI Proprietary Materials and any other proprietary and/or trade secret information which is disclosed by CSI to COMPANY in connection with delivery to COMPANY by CSI of the CSI Proprietary Materials, will be maintained by COMPANY in confidence, in perpetuity and shall not be reverse engineered, reproduced or otherwise used by COMPANY, its employees or agents for any purpose other than as set forth in this Agreement, nor provided or disclosed to any third person or business entity of any kind without the prior written consent of CSI. The disclosure by CSI to COMPANY shall impose no obligation upon COMPANY with respect to any portion of the received information which (i) is now, or which hereafter, through no act or failure on the part of COMPANY becomes generally known or available; (ii) is lawfully furnished to COMPANY by a third party and without restrictions on disclosure; (iii) is known to COMPANY at the time of receipt of such information shown by written documentation; or (iv) is independently developed by COMPANY with out reference to such information as shown by written documentation. The CSI Proprietary Materials are disclosed by CSI to COMPANY for the limited purposes described in this Agreement, and CSI hereby consents to such limited use. Upon expiration or termination of this Agreement, COMPANY agrees to return all CSI Proprietary Materials to CSI. The duty of non-disclosure defined in this paragraph shall survive the termination or expiration of this Agreement.

10.    MODIFICATION:
---    -------------

       This Agreement shall not be altered, modified, or varied except in a writing signed by the parties.

11.    CONFIDENTIALITY OF AGREEMENT:
---    -----------------------------

       The terms and provisions of this Agreement are to remain confidential unless otherwise agreed to in writing by both parties.

12.    DISCLOSURE OF CONFIDENTIAL INFORMATION:
---    ---------------------------------------

       COMPANY acknowledges that any unauthorized use or disclosure of the CSI Proprietary Materials may cause irreparable damage to CSI. If an unauthorized use or disclosure occurs as a result of the actions of COMPANY, COMPANY will promptly notify CSI and will take, at COMPANY's expense, all steps necessary to recover the CSI Proprietary Materials and to prevent its subsequent unauthorized use or dissemination, including availing itself of actions for seizure and injunctive relief. If COMPANY fails to take these steps in a timely and adequate manner; CSI may take them in its own or COMPANY's name at COMPANY's expense.

13.    BREACH:
---    -------

       In the event of a material breach by COMPANY of any of the terms of this Agreement, CSI shall provide COMPANY with written notice and thirty (30) days to cure such breach. If COMPANY has failed to cure such breach within the thirty
(30) day period, this Agreement shall automatically terminate.

14.    ASSIGNMENT:
---    -----------

       The license rights granted hereunder are personal to COMPANY. COMPANY may only assign this Agreement to a third party with prior written consent of CSI. CSI shall have the right to review any request for assignment and accept or refuse such assignment in its own discretion. COMPANY and CSI understand that it is not CSI's intention to deny COMPANY the right to assign this Agreement in circumstances where COMPANY merely alters its corporate structure.

15.    NO WAIVER:
---    ----------

       The failure of a party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, will in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a party to enforce each and every such provision thereafter.

16.    SEVERABILITY:
---    -------------

       If any provision in this Agreement is found or held to be invalid or unenforceable, the meaning of said provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation shall save such provision, it will be severed from the remainder of this Agreement, as appropriate. The remainder of this Agreement shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by either party.

17.    ORIGINAL EQUIPMENT MANUFACTURE:
---    -------------------------------

       This license shall not provide COMPANY with any right of, and COMPANY is expressly prohibited from, engaging in the Original Equipment Manufacture (hereafter "OEM") of any technology, products or components incorporating the CSI Proprietary Materials for any third party.

18.    PUBLIC RELATIONS/USE OF NAME:
---    -----------------------------

       Each Party shall have the right to publicize the existence of this Agreement and use the name of the other Party with prior written consent of the other Party for the furtherance of the interests of this Agreement. Each Party agrees to furnish each other with the exact text to be used in any publicity regarding this Agreement and for approval, which will not be unreasonably withheld, prior to use. Each party agrees to promptly complete a review of the proposed publicity and deliver a response thereto.

       IN WITNESS WHEREOF, the hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the earliest date set opposite their respective signatures herein below.

COINLESS SYSTEMS, INC.                           _______________________________